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                                                                   EXHIBIT 10(e)


                    WASHINGTON REAL ESTATE INVESTMENT TRUST
                      NONQUALIFIED STOCK OPTION AGREEMENT


         This Nonqualified Stock Option Agreement dated December 19, 1995.

                                  WITNESSETH:

         1. Washington Real Estate Investment Trust, a real estate investment trust organized under the laws of the District of Columbia (the "Trust"), on the date set forth above has granted, and hereby evidences the grant to Edmund B. Cronin, Jr. residing at 16320 Batchellors Forest Road, Olney, Maryland 20832 (the "Optionee"), subject to the terms and conditions set forth herein, of the right and option to purchase from the Trust an aggregate of 13,333 shares of beneficial interest of the Trust ("Shares") at the purchase price of $14.625 per share, such option to be exercisable as hereinafter provided.

         2. The above-referenced option is exercisable as follows: fifty percent (50%) of such Shares may be purchased from the Trust in whole at any time or in part from time-to-time after the first anniversary date hereof, and one hundred percent (100%) may be so purchased after the second anniversary of such date.

         Notwithstanding the above, the above-referenced option shall become exercisable in full as to the total number of Shares hereinabove referred to in the event of Optionee's termination of employment from the Trust (i) due to death or (ii) due to the incurrence of a total and permanent disability.

         The option is cumulative; any portion of the option not exercised at the time it first becomes exercisable may be exercised at any time thereafter prior to the expiration of the term hereof.

         The Shares may be purchased by giving the Trust written notice to exercise by written notice specifying the number of Shares to be purchased and the date on which the purchase will be completed. Such notice shall contain a statement by the Optionee that the Optionee has represented to the Trust that it is his present intention to acquire the Shares being purchased for investment and not with a view to resale or distribution. The certificates representing the Shares shall be legended appropriately to reflect the fact that the Shares have not been registered under the Securities Act of 1933 and that no sale or other distribution of such Shares may be made except pursuant to an effective registration statement under said Act or in a transaction exempt from such registration requirements. Upon the date of purchase so specified, Optionee shall deliver to the Trust the purchase price of the Shares to be purchased against delivery thereof to Optionee. The purchase price shall be paid in the form of cash, personal check and/or Shares of the Trust (at the current fair market value of such Shares). The Trust shall deliver such Shares on such date of purchase or within a reasonable period of time thereafter, provided, however, that if any law, regulation, or agreement requires the Trust to take any action with respect to such Shares before the issuance thereof, then the date of delivery of such Shares shall be extended for the period necessary to take such actions.

         Prior to delivery of such Shares, the Optionee shall pay to the Trust such amount as the Trust determines is necessary to enable the Trust to meet any Federal and state tax withholding obligations





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attributable to the exercise of the option or make appropriate arrangements with the Trust to effectuate such Federal and state tax withholding obligations.

         3. Without limiting the generality of the preceding paragraphs, it is understood and agreed that this Agreement and the option evidenced hereby are subject to the following conditions:

                 (a) The option shall not in any event be exercisable after the close of business on the day ("Expiration Date") which is ten (10) years after the date hereof;

                 (b) the option shall not be assignable or transferable by the Optionee except by will or the laws of descent and distribution, and during the lifetime of the Optionee shall be exercisable only by the Optionee or the Optionee's guardian or legal representative. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the option or any of the rights of the Optionee hereunder (other than by will or the laws of descent and distribution), the option shall immediately become null and void and the rights and privileges of the Optionee hereunder shall immediately terminate;

                 (c) upon the death or total and permanent disability of the Optionee, the then exercisable portion of the option shall terminate one year after the date of such event but in no event later than the Expiration Date of the option. During this period of time, the option may be exercised by the Optionee, or the Optionee's guardian or legal representative, or in the event of the Optionee's death, the Optionee's estate, personal representative or beneficiary who acquires the option by will or by the laws of descent and distribution;

                 (d) if the Optionee ceases to be employed by the Trust due to termination of his employment without cause by the Trust, or expiration of the Optionee's Employment Agreement with the Trust without continuation of employment by the Trust, the then non-exercisable portion of the option shall terminate immediately and the then exercisable portion of the option shall terminate one year after the date of such termination of employment;

                 (e) if the Optionee ceases to be employed by the Trust due to termination of his employment for cause or voluntary termination by the Optionee, the then non-exercisable portion of the option shall terminate immediately and the then exercisable portion of the option shall terminate ninety (90) days after the date of such termination of employment;

                 (f) if the Optionee ceases to be employed by the Trust due to retirement at or after age 65, the option shall continue in accordance with its terms and shall expire on its Expiration Date unless previously exercised;

                 (g) the Optionee shall have none of the rights or privileges of a shareholder with respect to the Shares issuable upon the exercise of the option until certificates representing such Shares shall have been issued and delivered to him upon the exercise of his Option;

         4. The number and price of the Shares subject to this option shall be proportionately adjusted to reflect, as deemed equitable and appropriate by the Trust, any stock dividends, stock split or share combination of the Shares or recapitalization of the Trust or any new equity underwriting of the Trust. To the extent deemed equitable and appropriate by the Trust, subject to any required





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action by shareholders, in any merger, consolidation, reorganization, liquidation or dissolution, this option shall pertain to the securities and other property to which a holder of the number of Shares covered by the option would have been entitled to receive in connection with such event.

         Upon the dissolution or liquidation of the Trust, this option shall terminate; but the Optionee shall have the right, immediately prior to such dissolution or liquidation, to exercise this option in full to the extent not theretofore exercised regardless of any provision in this Agreement providing for the deferment of the exercise thereof.

         5. Neither the execution and delivery hereof, the granting of the option evidenced hereby, nor the Trust's obligation to deliver Shares upon the exercise of the option evidenced hereby shall constitute or be evidence of any agreement or understanding, express or implied, on the part of the Trust to employ the Optionee for any specific period.

         6. Any notice required to be given hereunder to the Trust shall be addressed to the Trust as follows: Washington Real Estate Investment Trust, 10400 Connecticut Avenue, Concourse Level, Kensington, MD 20895 and any notice required to be given hereunder to the Optionee shall be addressed to him at his address shown hereinabove, or to such other address as either party shall furnish in writing to the other.

         7. The Optionee agrees to be bound by the terms and conditions hereof.

         8. This Agreement may be amended at any time by the written consent of both parties hereto, but shall not be amended so as to increase the number of Shares purchasable hereunder or decrease the purchase price thereof without the approval by vote of Shareholders owning a majority of the Trust's outstanding Shares.

         IN WITNESS WHEREOF, the Trust, by its duly authorized officer, and the Optionee have executed this agreement in duplicate as of the day and year first above written.

                                        WASHINGTON REAL ESTATE
ATTEST:                                 INVESTMENT TRUST


/s/ Mary T. Dean                        By: /s/ Larry Finger
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WITNESS:                                OPTIONEE

/s/ Mary T. Dean                        /s/ Edmund B. Cronin, Jr.
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                                        Edmund B. Cronin, Jr.





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